Supplement to the
Fidelity® SAI Real Estate Index Fund
September 29, 2026
Summary Prospectus

On July 15, 2026, the Board of Trustees approved a plan of liquidation for Fidelity® SAI Real Estate Index Fund ("the fund"). The fund is expected to liquidate on or about October 30, 2026. New positions in the fund may continue to be opened and additional shares may be purchased until the fund's liquidation. The fund may not be invested in accordance with its stated investment objective and fund assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.
SV8-SUSTK-1026-105 1.9871336.105	October 16, 2026